UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 11, 2025

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-38515	Evergy, Inc.	82-2733395
(a Missouri corporation)

1200 Main Street
Kansas City , Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	Evergy Metro, Inc.	44-0308720
(a Missouri corporation)

1200 Main Street
Kansas City , Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Evergy, Inc. common stock	EVRG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule
12b-2
of the Exchange Act
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This combined Current Report on Form
8-K
is being filed by the following registrants: Evergy, Inc. and Evergy Metro, Inc. (“Evergy Metro”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrant.

Item 8.01	Other Events
On August 15, 2025, Evergy Metro issued $400,000,000 aggregate principal amount of its 5.125% Mortgage Bonds, Series 2025 due 2035 (the “Mortgage Bonds”), pursuant to an Underwriting Agreement, dated August 11, 2025, among Evergy Metro, BNY Mellon Capital Markets, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein. The Mortgage Bonds were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement on Form
S-3
(333-281614-01)
of Evergy Metro (the “Registration Statement”).
In connection with the issuance and sale of the Mortgage Bonds, Evergy Metro entered into the several agreements and other instruments listed in Item 9.01 of this Current Report on Form
8-K
and filed as exhibits hereto. These exhibits are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated August 11, 2025, among Evergy Metro, BNY Mellon Capital Markets, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

Exhibit 4.1	Twenty-second Supplemental Indenture, dated as of August 15, 2025, between Evergy Metro and UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.), as trustee, and the form of the global bond included therein.

Exhibit 5.1	Opinion, dated August 15, 2025, of Heather A. Humphrey, Senior Vice President, General Counsel and Corporate Secretary.

Exhibit 23.1	Consent of Heather A. Humphrey (included in Exhibit 5.1).

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Geoffrey T. Ley
Geoffrey T. Ley
Vice President, Corporate Planning and Treasurer

Evergy Metro, Inc.

/s/ Geoffrey T. Ley
Geoffrey T. Ley
Vice President, Corporate Planning and Treasurer
Date: August 15, 2025